Intangible Assets	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about intangible assets [abstract]
Intangible Assets

17. Intangible assets

Changes in intangible assets for the year ended December 31, 2022 are as follows:

	Development costs	Industrial patents and intellectual property rights	Concessions, licenses, trademarks and similar rights	Intangible fixed assets in process and advances	Other intangible assets	Costs to obtain a contract	Total
	(EUR thousand)
Cost
At January 1, 2021	17,113	14,860	25,370	1,588	10,952	—	69,883
Additions	112	1,298	345	3,688	46	—	5,489
Disposals	(1,153)	(138)	—	(362)	(91)	—	(1,744)
Reclassifications	—	856	—	(856)	—	—	—
Exchange differences	9	47	162	15	399	—	632
At December 31, 2021	16,081	16,923	25,877	4,073	11,306	—	74,260
Additions	—	4,792	43	2,667	95	500	8,097
Disposals	—	—	—	—	—	—	—
Reclassifications	—	3,435	—	(3,593)	158	—	—
Exchange differences	—	105	(35)	—	347	—	417
At December 31, 2022	16,081	25,255	25,885	3,147	11,906	500	82,773

Amortization
At January 1, 2021	6,987	9,704	12,818	—	6,473	—	35,982
Amortization	2,896	2,243	1,656	—	709	—	7,504
Disposal	(1,134)	(139)	—	—	(62)	—	(1,335)
Exchange differences	3	30	28	—	120	—	181
At December 31, 2021	8,752	11,838	14,502	—	7,240	—	42,332
Amortization	2,694	3,271	1,483	—	635	33	8,116
Disposal	—	—	—	—	—	—	—
Exchange differences	1	59	(8)	—	116	—	168
At December 31, 2022	11,447	15,168	15,977	—	7,991	33	50,616

Net book value
At December 31, 2022	4,634	10,087	9,908	3,147	3,915	467	32,158
At December 31, 2021	7,329	5,085	11,375	4,073	4,066	—	31,928

Development costs are referred to costs for the study, design and prototype development for products which have been or are expected to be commercialized and for which is probable that the expected future economic benefits will flow to the entity. Development expense is recognized in the consolidated income statement as Research and Development expenses.

Industrial patents and intellectual property rights increase in EUR 4,792 thousand due to the acquisition of licenses for IT Systems and the capitalization of costs associated with upgrading the enterprise resource planning system (ERP).

Concessions, licenses, trademarks and similar rights with a total carrying amount of EUR 9,908 thousand (EUR 11,375 thousand in 2021) mainly includes the tradenames related to Balda Group companies.

Intangible fixed assets in process and advances refer to ongoing projects which shall conclude in the subsequent years. Intangible fixed assets and advances increase in EUR 2,667 thousand mainly due to the integration of our business divisions into the cloud-based enterprise resource planning system. The Group performed an analysis on such cloud computing arrangements for identifying whether they provided a resource identifiable as intangible assets and established that the Group has the power to obtain the future economic benefits flowing from the underlying resources and to restrict the access of others to those benefits. In particular, the analysis was aimed at identifying whether (i) the Group has the contractual right to take possession of the software during the hosting period without significant penalty and (ii) it is feasible for the Group to run the software on its own hardware or contract with another party unrelated to the supplier to host the software.

The increase in Costs to obtain a contract is due to the capitalization of a fee paid to a strategic partner under a collaboration agreement that makes Stevanato Group the exclusive manufacturing partner for a drug delivery device, offering a full set of capabilities to its pharmaceutical customers.

No impairment indicators have been identified for intangible assets and therefore no impairment losses have been accounted for. No changes in the useful life of intangible assets have occurred in all periods presented.